UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 4, 2019
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	OPGN	Nasdaq Capital Market
Common Warrants	OPGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2019, OpGen, Inc. (the “Company”) entered into a business combination transaction pursuant to an Implementation Agreement (the “Implementation Agreement”), by and among the Company, Curetis N.V., a public company with limited liability under the Laws of the Netherlands (the “Seller”), and Crystal GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of the Company (the “Purchaser”).

Pursuant to the Implementation Agreement, the business of the Seller and the business of the Company will be combined by the Purchaser’s acquisition of (i) all of the issued and outstanding capital stock (the “Transferred Shares”) of Curetis GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and a wholly owned subsidiary of the Seller, and (ii) all of the assets of Seller that are solely and exclusively related to the business of Curetis GmbH (the “Transferred Assets”) (such acquisition, together with the other transactions contemplated by the Implementation Agreement, the “Transaction”).  The Company has agreed to assume (1) the Seller’s 2016 Stock Option Plan, as amended, and the outstanding awards thereunder (the “Seller’s Stock Option Plan”), (2) the obligation to issue equity to the holders of awards under the Seller’s Phantom Stock Option Plan (the “PSOP”), and (3) the outstanding indebtedness of the Seller under certain convertible notes, including providing for conversion of such notes (the “Convertible Notes”) into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  The Purchaser will also assume all of the liabilities of the Seller solely and exclusively related to the business being acquired, which is providing innovative solutions, through development of proprietary platforms, diagnostic content, applied bioinformatics, lab services, research services and commercial collaborations and agreements, for molecular microbiology, diagnostics designed to address the global challenge of detecting severe infectious diseases and identifying antibiotic resistances in hospitalized patients (the “Business”).

Under the Implementation Agreement, the Company will pay, as the sole consideration, 2,662,564 shares of Common Stock, less the number of shares of Common Stock the issuance of which shall be reserved by the Company in connection with (a) its assumption of the Seller’s Stock Option Plan, (b) any future issuance of shares of Common Stock under the PSOP, and (c) shares of Common Stock reserved for future issuance upon the conversion, if any, of the Convertible Notes (together, the “Consideration”).  The number of shares of Common Stock to be reserved for the deductions described above are based on a conversion ratio of 0.0959, which is the ratio of the Consideration as contrasted with the number of Seller’s ordinary shares on a fully diluted basis.  The Consideration is equal to 72.5% of the common stock of the Company on a fully diluted basis as of the date hereof.

The Company has agreed to file a Registration Statement on Form S-4 to register the Consideration. The Transaction is subject to approval by the stockholders of the Company and the shareholders and debt holders of the Seller. The Company will call a special meeting of its stockholders as soon as practicable and deliver a proxy statement to its stockholders in advance of such special meeting.

The Implementation Agreement contains customary representations and warranties of the parties and the parties have agreed to use their commercially reasonable efforts to complete take all actions necessary to consummate the closing of the Transaction. In the Implementation Agreement, the Company has committed to raise at least $10,000,000 of interim equity financing to support the continuing operations of both the Company and the Business being acquired prior to the closing of the Transaction. The Company has also agreed to certain non-solicitation obligations related to alternative acquisition proposals, if any.

Under the Implementation Agreement, in addition to receipt of approval by the stockholders of the Company and the shareholders of the Seller, the Company’s obligation to purchase the Transferred Shares and Transferred Assets and pay the Consideration is subject to closing conditions, including: (i) the completion of the interim equity financing; (ii) the successful negotiation of an agreement between the Company and certain debtholders of the Seller relating to the assumption by the Company of convertible debt of the Seller; (iii) the effectiveness of a Registration Statement on Form S-4 filed by the Company registering the Consideration; (iv) the accuracy of the Seller’s representations and warranties in the Implementation Agreement; (v) compliance by the Seller with its covenants in the Implementation Agreement in all material respects; (vi) the absence of any material adverse effect with respect to Curetis GmbH; (vii) the absence of legal restraints prohibiting the consummation of the Transaction; and (viii) the approval of the Consideration for listing on The Nasdaq Capital Market.  The Implementation Agreement provides certain termination rights for both the Company and the Seller and further provides that a termination fee of $500,000 will be payable by the Company to the Seller, or by the Seller to the Company, upon termination of the Implementation Agreement under certain circumstances, including in the circumstance where the board of directors of the applicable party (subject to the terms and conditions of the Implementation Agreement) effects a change of recommendation to enter into a transaction agreement in respect of a “superior proposal” or as a result of an “intervening event” (as such terms are defined in the Implementation Agreement).

The foregoing description of the Implementation Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Implementation Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.  The Implementation Agreement is not intended to provide any factual information about the Company, the Purchaser or the Seller. In particular, the representations, warranties and covenants of each party set forth in the Implementation Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Implementation Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules delivered by the parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Implementation Agreement.

The Company and the Seller issued a press release announcing the Transaction, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD

The Company and Curetis N.V. are holding a joint conference call at 9 a.m. EDT/ 3:00 p.m. CET on September 4, 2019.  The presentation to be used on such conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished  herewith:

Exhibit No.	Document
2.1	Implementation Agreement, dated as of September 4, 2019, by and among Curetis N.V., as Seller, and Crystal GmbH, as Purchaser and OpGen, Inc.
99.1	Press Release issued by OpGen, Inc. September 4, 2019
99.2	Corporate Presentation of OpGen, Inc. and Curetis N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

Date: September 4, 2019	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer

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